SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                    --------


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934





                        Date of Report: October 31, 2003



                             MIDDLESEX WATER COMPANY
                             -----------------------
             (Exact name of registrant as specified in its charter)



        NEW JERSEY                        O-422                 22-1114430
        ----------                        -----                 ----------
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)



            1500 RONSON ROAD, P.O. BOX 1500, ISELIN, NEW JERSEY 08830
            ---------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (732)-634-1500
                                 --------------
              (Registrant's telephone number, including area code)
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Middlesex Water Company




Item. 5. Other Events

Release of Third Quarter Earnings as attached.
Release of Four-for-Three Common Stock Split announcement and Increase in Common Stock Dividend as attached.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf of the undersigned hereunto duly authorized.



                                                MIDDLESEX WATER COMPANY
                                                      (Registrant)





                                                /s/Marion F. Reynolds
                                                --------------------------------
                                                Marion F. Reynolds
                                                Vice President, Secretary
                                                and Treasurer


Dated: October 31, 2003


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